Prospectus

Tri-Continental Corporation

Prospectus May 1, 2010

Tri-Continental Corporation seeks future growth of both capital and income while providing reasonable current income.

The Securities and Exchange Commission has neither approved nor disapproved these securities, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

an investment you can live with

Prospectus
May 1, 2010

734 Ameriprise Financial Center
Minneapolis, Minnesota 55474
Toll-Free Telephone (800) 221-2450

Tri-Continental Corporation (the “Corporation”) is a diversified, closed-end management investment company — a publicly traded investment fund. The Corporation’s shares of common stock (the “Common Stock”) are traded on the New York Stock Exchange under the symbol “TY.” The closing market price of the Common Stock on February 26, 2010 was $11.46 per share.

The Corporation invests primarily for the longer term, and over the years the Corporation’s objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See “Investment Objective and Other Policies and Related Risks.” No assurance can be given that the Corporation’s investment objective will be realized. The Corporation’s manager is RiverSource Investments, LLC (“RiverSource Investments” or the “Manager”).

This Prospectus applies to all shares of Common Stock purchased under the Corporation’s various investment plans for which an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), is not available, and to all shares of Common Stock issued upon exercise of the Corporation’s outstanding Warrants. See “Investment Plans and Other Services.” The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation to acquire the assets of personal holding companies, private investment companies or publicly owned investment companies. See “Issuance of Shares in Connection with Acquisitions.”

This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information (“SAI”) dated May 1, 2010, has been filed with the Securities and Exchange Commission. The SAI, as well as the Corporation’s most recent Annual and Mid-Year Reports are also available upon request and without charge by writing to RiverSource Service Corporation (“RSC” or the “Service Agent”), the Corporation’s stockholder servicing, dividend paying and transfer agent, at 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 or calling the Corporation at the telephone number listed above. Investors may also write or call RSC in order to request other available information or to make stockholder inquiries. The SAI is incorporated herein by reference in its entirety and its table of contents appears on page 37 of this Prospectus. The 2009 Annual Report contains financial statements of the Corporation for the year ended December 31, 2009, which are incorporated by reference into the SAI. The SAI, as well as the Corporation’s most recent Annual and Mid-Year Reports are also available at www.tricontinental.com. The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through this website does not form a part of this Prospectus. The Securities and Exchange Commission maintains a web site (www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information filed electronically by the Corporation.
Common Stock
($0.50 par value)

Summary of Corporation Expenses	3
Prospectus Summary	5
The Corporation	6
Financial Highlights	7
Capitalization at February 26, 2010	11
Trading and Net Asset Value Information	11
Investment Objective and Other Policies and Related Risks	12
Management of the Corporation	17
Description of Capital Stock	23
Description of Warrants	25
Computation of Net Asset Value	25
Dividend Policy and Taxes	26
Investment Plans and Other Services	31
Issuance of Shares in Connection with Acquisitions	36
Table of Contents of the Statement of Additional Information	37
Authorization Form for Automatic Dividend Investment and Cash Purchase Plan	38
Authorization Form for Automatic Check Service	39

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Summary of Corporation Expenses

The following table illustrates the expenses and fees that the Corporation expects to incur and that you can expect to bear as a holder of the Corporation’s Common Stock. The total annual expenses in the fee and expense table below are based on expenses incurred during the Corporation’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Corporation’s average net assets during the period. The expense ratio has been adjusted to reflect current fee arrangements, but has not been adjusted to reflect the Corporation’s assets as of a different period or point in time, as asset levels will fluctuate. In general, the Corporation’s annual operating expense ratio will increase as the Corporation’s assets decrease, such that the Corporation’s actual expense ratio may be higher than the expense ratio presented in the table.

RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective June 15, 2009, in connection with a reduction in the management fees charged to the Corporation, Ameriprise Financial, Inc. (“Ameriprise Financial”) charges a fee for administrative services provided to the Corporation (reflected in the Corporation’s “Other Expenses” in the fee table below). Please see the “Management of the Corporation” section of the prospectus for a description of such fees.

Stockholder Transaction Expenses

Automatic Dividend Investment and Cash Purchase Plan Fees	$2.00(1)

Annual Expenses
(as a percentage of net assets attributable to Common Stock)

Management Fees	0.36%
Other Expenses(2)	0.49%
Total Annual Expenses*	0.85%

*Impact of Dividends on Preferred Stock	0.23%

Total Annual Expenses and Dividends on Preferred Stock	1.08%

(1)	Stockholders participating in the Corporation’s investment plans pay a $2.00 fee per transaction. See “Investment Plans and Other Services — Automatic Dividend Investment and Cash Purchase Plan” for a description of the investment plans and services.
(2)	“Other Expenses” includes administrative services fees, and transfer and stockholder service agent fees and expenses.

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The following example illustrates the costs you would pay on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Tri-Continental Corporation Common Stock	$9	$27	$47	$105

If dividends on the Corporation’s Preferred Stock (as defined herein) are included, the total expenses incurred for 1, 3, 5 and 10 years will be $11, $34, $60 and $132.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see “Management of the Corporation” and “Investment Plans and Other Services — Automatic Dividend Investment and Cash Purchase Plan.”

The example does not represent actual costs, which may be more or less than those shown. Moreover, the Corporation’s actual rate of return may be more or less than the hypothetical 5% return shown in the example.

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Prospectus Summary

The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no charter restrictions with respect to such investments. Over the years the Corporation’s objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions the Manager believes is best suited to current and anticipated economic and market conditions. These may include preferred stock, debt securities, repurchase agreements, derivatives, including options, futures contracts and equity-linked notes, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See “Investment Objective and Other Policies and Related Risks.”

RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, is the investment manager of the Corporation. Ameriprise Financial serves as administrative services agent to the Corporation and provides or compensates others to provide accounting, treasury and other services to the Corporation and the other funds in the RiverSource Family of Funds.

The management fee rate for the year ended December 31, 2009 was equivalent to 0.39% of the Corporation’s average daily net assets, which reflects a reduction in the Corporation’s annual management fee rate from 0.40% to 0.355% of the Corporation’s average daily net assets, effective June 15, 2009. Accordingly, as of such date, the fee paid to RiverSource Investments is equal to an annual rate of 0.355% of the Corporation’s average daily net assets. See “Management of the Corporation.”

Shares of Common Stock covered by this Prospectus may be purchased from time to time by the Service Agent, the Plan service agent for the Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts (“IRAs”) and Retirement Plans for Self-Employed Individuals, Partnerships and Corporations (collectively, the “Plans”), as directed by participants, and may be sold from time to time by the Service Agent for participants in Systematic Withdrawal Plans. See “Investment Plans and Other Services.” Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.

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The Board re-approved the Corporation’s stock repurchase program for 2010. Identical to the Corporation’s 2009 stock repurchase program, the Corporation’s 2010 stock repurchase program allows the Corporation to repurchase up to 5% of the Corporation’s outstanding Common Stock during the year directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. During 2009, the Corporation purchased 452,907 shares of Common Stock in the open market. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the NAV of the Corporation’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Corporation’s Common Stock in the marketplace.

THE CORPORATION

The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified management investment company of the closed-end type. The Corporation’s Common Stock is listed on the New York Stock Exchange under the symbol “TY.” The average weekly trading volume on that and other exchanges during 2009 was 514,979 shares. The Corporation’s Common Stock has historically been traded on the market at less than net asset value. As of February 26, 2010, the Corporation had 68,624,471 shares of Common Stock outstanding and net assets attributable to Common Stock of $934,954,927.

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FINANCIAL HIGHLIGHTS

The Corporation’s financial highlights for 2009 presented on the following pages have been derived from the financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. Financial highlights for the fiscal years prior to 2009 were derived from the financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm. The information below, which is derived from the financial and accounting records of the Corporation, should be read in conjunction with the financial statements and notes contained in the Corporation’s 2009 Annual Report, which may be obtained from RSC as provided on the cover page of this Prospectus.

“Per Share Operating Performance” data is designed to allow you to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value so that you can understand what effect the individual items have on your investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average shares outstanding during the period.

The total investment return based on market value measures the Corporation’s performance assuming you purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation’s Automatic Dividend Investment and Cash Purchase Plan, and then sold your shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions you may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation’s net asset value is substituted for the corresponding market value.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to holders of the Corporation’s $2.50 cumulative preferred stock (the “Preferred Stock”).

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PER SHARE OPERATING PERFORMANCE, TOTAL INVESTMENT RETURN, RATIOS AND SUPPLEMENTAL DATA
(for a share of Common Stock outstanding throughout each year)

	Year Ended December 31,
Per Share Operating Performance:	2009	2008	2007
Net asset value, beginning of period	$11.29	$23.03	$25.66

Income from investment operations:
Net investment income (loss)	.20	.52	.84
Net gains (losses) (both realized and unrealized)	2.42	(9.88)	(1.01)

Increase (decrease) from investment operations	2.62	(9.36)	(.17)

Less:
Dividends paid on Preferred Stock	(.03)	(.02)	(.02)
Dividends paid on Common Stock	(.17)	(.50)	(.87)
Distributions from realized gains	—	(.39)	(1.57)
Distributions from return of capital	(.02)	(1.22)	—
Issuance of Common Stock in distributions	—	(.25)	—

Total distributions	(.22)	(2.38)	(2.46)

Payment from affiliate	.04	—	—

Net asset value, end of period	$13.73	$11.29	$23.03

Adjusted net asset value, end of period(a)	$13.69	$11.26	$22.98
Market value, end of period	$11.52	$9.86	$20.90

Total return
Based upon market value	19.24%	(45.89% )	3.51%
Based upon net asset value	24.11% (b)	(43.77% )	(.52% )

Ratios to average net assets
Expenses to average net assets for Common Stock	.98%	.73%	.66%
Net investment income to average net assets for Common Stock	1.46%	2.96%	3.22%

Supplemental data
Net investment assets, end of period (in millions):
For Common Stock	$946	$894	$2,373
For Preferred Stock	38	38	38

Total net assets	$984	$932	$2,411

Portfolio turnover rate	70%	111%	123%

(a)	Assumes the exercise of outstanding warrants. Warrant exercise terms were: Dec. 17, 1999 to June 21, 2000 — 19.56 shares at $1.15 per share; June 22, 2000 to Dec. 17, 2000 — 19.90 shares at $1.13 per share; Dec. 18, 2000 to Dec. 16, 2001 — 21.63 shares at $1.04 per share; Dec. 17, 2001 to July 25, 2007 — 22.50 shares at $1.00 per share; July 26, 2007 to Sept. 19, 2007 — 22.73 shares at $0.99 per share; Sept. 20, 2007 to Dec. 18, 2007 — 22.96 shares at $0.98 per share; Dec. 19, 2007 to March 26, 2008 — 23.20 shares at $0.97 per share; March 27, 2008 to June 19, 2008 — 23.44 shares at $0.96 per share; June 20, 2008 to Sept. 18, 2008 — 23.68 shares at $0.95 per share; Sept. 19, 2008 to Dec. 10, 2008 — 23.94 shares at $0.94 per share; and subsequently, 24.19 shares at $0.93 per share.
(b)	During the year ended Dec. 31, 2009, the Corporation received a payment by an affiliate. Had the Corporation not received this payment, the total return would have been lower by 0.47%.
(c)	Excluding the effect of a payment received from the Corporation’s predecessor investment manager, the total return for the year ended December 31, 2004 would have been 13.33%.

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Year Ended December 31,
2006	2005	2004	2003	2002	2001	2000
$22.16	$21.87	$19.55	$15.72	$21.69	$25.87	$32.82

.33	.26	.26	.18	.25	.32	.35
3.47	.29	2.31	3.84	(5.95)	(3.02)	(3.25)

3.80	.55	2.57	4.02	(5.70)	(2.70)	(2.90)

(.02)	(.02)	(.02)	(.02)	(.01)	(.01)	(.02)
(.28)	(.24)	(.23)	(.17)	(.26)	(.28)	(.33)
—	—	—	—	—	(1.11)	(3.30)
—	—	—	—	—	—	—
—	—	—	—	—	(.08)	(.40)

(.30)	(.26)	(.25)	(.19)	(.27)	(1.48)	(4.05)

—	—	—	—	—	—	—

$25.66	$22.16	$21.87	$19.55	$15.72	$21.69	$25.87

$25.60	$22.10	$21.82	$19.51	$15.69	$21.65	$25.82
$22.38	$18.58	$18.28	$16.40	$13.25	$18.75	$21.19

22.10%	2.98%	12.95%	25.24%	(28.18% )	(5.22% )	(11.56% )
17.38%	2.66%	13.36% (c)	25.84%	(26.35% )	(10.20% )	(8.29% )

.80%	.65%	.66%	.70%	.68%	.60%	.54%
1.40%	1.20%	1.28%	1.05%	1.31%	1.37%	1.11%

$2,657	$2,392	$2,471	$2,311	$1,958	$2,874	$3,458
38	38	38	38	38	38	38

$2,695	$2,430	$2,508	$2,349	$1,996	$2,911	$3,496

122%	71%	47%	139%	153%	124%	54%

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SENIOR SECURITIES — $2.50 CUMULATIVE PREFERRED STOCK

The following information is being presented with respect to the Corporation’s $2.50 cumulative Preferred Stock. The first column presents the number of shares of Preferred Stock outstanding at the end of each year presented. “Year-End Asset Coverage Per Share” represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective year. The “Involuntary Liquidation Preference Per Share” is the amount each share of Preferred Stock would be entitled to upon involuntary liquidation of these shares.

			Involuntary
		Year-End	Liquidation	Average Daily
	Total Shares	Asset Coverage	Preference	Market Value
Year	Outstanding	Per Share	Per Share	Per Share
2009	752,740	$1,307	$50	$42.31
2008	752,740	1,238	50	42.08
2007	752,740	3,203	50	43.77
2006	752,740	3,580	50	43.48
2005	752,740	3,228	50	45.70
2004	752,740	3,332	50	45.40
2003	752,740	3,120	50	44.16
2002	752,740	2,654	50	40.61
2001	752,740	3,868	50	37.57
2000	752,740	4,644	50	34.72

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Capitalization at February 26, 2010

Amount Held
by Corporation
or for its
Title of Class	Authorized		Outstanding	Account
$2.50 Cumulative Preferred Stock, $50 par value	1,000,000 shs.		752,740 shs.	-0-shs.
Common Stock, $0.50 par value	159,000,000 shs.	*	68,624,471 shs.	-0-shs.
Warrants to purchase Common Stock	9,491 wts.		9,491 wts.	-0- wts.

*	229,587 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.

Trading and Net Asset Value Information

The following table shows the high and low sale prices of the Corporation’s Common Stock on the composite tape for issues listed on the New York Stock Exchange for each calendar quarter since the beginning of 2008, as well as the net asset values and the range of the percentage discounts to net asset value per share that correspond to such prices.

					Corresponding
			Corresponding		Discount to
	Market Price		Net Asset Value		Net Asset Value
	High	Low	High	Low	High	Low
2008
1st Q	20.51	16.80	22.68	18.74	(9.57)	(10.35)
2nd Q	19.27	16.52	21.13	18.62	(8.80)	(11.28)
3rd Q	17.81	14.41	18.67	14.76	(4.61)	(2.37)
4th Q	14.76	9.23	15.50	9.57	(4.77)	(3.55)
2009
1st Q	10.47	7.08	11.69	8.27	(10.44)	(14.39)
2nd Q	9.58	8.51	11.47	9.90	(16.48)	(14.04)
3rd Q	11.13	8.80	13.21	10.69	(15.75)	(17.68)
4th Q	11.57	10.63	13.86	12.63	(16.52)	(15.84)
2010
1st Q	12.32	10.86	14.58	13.00	(15.50)	(16.46)

The Corporation’s Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation’s Common Stock on March 31, 2010 were $12.27, $14.53 and (15.55)%, respectively.

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Investment Objective and Other Policies and Related Risks

The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the 1940 Act as a diversified management investment company of the closed-end type.

The Corporation invests primarily for the longer term and has no charter restrictions with respect to such investments. Over the years, the Corporation’s investment objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of the Corporation’s investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants, derivatives (including options, futures contracts, swaps and equity-linked notes), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

The Corporation’s present investment policies, in respect to which it has freedom of action, are:

(1) it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation’s total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);

(2) it does not make investments with a view to exercising control or management except that, as of the date hereof, it has an investment in Seligman Data Corp., the former shareholder servicing agent for the Corporation;

(3) it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and

(4) it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 2009 are shown under “Financial Highlights.”

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The foregoing investment objective and policies may be changed by the Corporation’s Board of Director’s (the “Board”) without stockholder approval, unless such a change would change the Corporation’s status from a “diversified” to a “non-diversified” company under the 1940 Act.

The Corporation has fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans. These policies may not be changed without a vote of stockholders. A more detailed description of the Corporation’s investment policies, including a list of those restrictions on the Corporation’s investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, the Manager has reserved freedom of action.

Foreign/Emerging Markets Securities and their Risks: The Corporation may invest up to 25% of its net assets in foreign investments. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Corporation holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

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Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Corporation. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Corporation has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Leverage and its Risks: Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation’s assets and income. Any gain in the value of securities purchased or income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation’s Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them that is less than the asset or income claims of the senior securities or cost of borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called “leverage.” As of February 26, 2010, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. The dividend rate as of February 26, 2010 on the Preferred Stock was $2.50 per annum payable quarterly. Based on the net asset value of the Corporation’s Common Stock on February 26, 2010, the Corporation’s portfolio requires an annual return of 0.19% in order to cover dividend payments on the Preferred Stock. For a description of such payments, see “Description of Capital Stock.” The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation’s Common Stock.

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Assumed return on portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder	-10.60%	-5.40%	-0.20%	5.00%	10.20%

The purpose of the table above is to assist you in understanding the effects of leverage caused by the Corporation’s Preferred Stock. The percentages appearing in the table are hypothetical. Actual returns may be greater or less than those shown above.

The use of leverage creates certain risks for the Corporation’s Common Stockholders, including the greater likelihood of higher volatility of the Corporation’s return, its net asset value and the market price of the Corporation’s Common Stock. Changes in the value of the Corporation’s total assets will have a disproportionate effect on the net asset value per share of Common Stock because of the Corporation’s leveraged assets. For example, if the Corporation was leveraged equal to 50% of the Corporation’s Common Stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Corporation expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Corporation’s Common Stockholders. These risks generally would make the Corporation’s return to Common Stockholders more volatile. The Corporation also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so. Because the fees received by the Manager are based on the net assets of the Corporation (including assets attributable to the Corporation’s Preferred Stock and borrowings that may be outstanding), the Manager has a financial incentive for the Corporation to maintain the Preferred Stock or use borrowings, which may create a conflict of interest between the Manager, on the one hand, and the Common Stockholders on the other hand.

Other Risks: The Corporation is also subject to the following risks:

Active Management Risk. The Corporation is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Corporation’s investment objective. Due to its active management, the Corporation could underperform other funds with similar investment objectives.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its securities and bonds may decline, which would negatively affect the Corporation’s performance.

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Market Risk. The market value of securities may fall, fail to rise, or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. These risks are generally greater for small and mid-sized companies. Focus on a particular style, for example, investment in growth or value securities, may cause the Corporation to underperform other funds if that style falls out of favor with the market.

The Corporation may not invest 25% or more of its total assets in securities of companies in any one industry. The Corporation may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Corporation is invested falls out of favor, the Corporation’s performance may be negatively affected.

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the Manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage investment companies. There can be no assurance that the methodology will enable the Corporation to achieve its objective.

Derivatives Risk. The Corporation may use derivatives such as futures, options, swaps and forward contracts, to produce incremental earnings, to hedge existing positions, maintain investment efficiency or to increase flexibility. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Corporation. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Corporation. Derivative instruments in which the Corporation invests will typically increase the Corporation’s exposure to risks to which it is otherwise exposed, and may expose the Corporation to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Corporation may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

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Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Corporation.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Corporation to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Portfolio Turnover Risk. The Corporation may actively and frequently trade securities in its portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs which may increase the Corporation’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Corporation due to an increase in short-term capital gains.

An investment in the Corporation is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management of the Corporation

RiverSource Investments, LLC, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to all of the funds in the RiverSource Family of Funds (including the RiverSource funds, RiverSource Partners funds, Seligman funds and Threadneedle funds) and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

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Under an Investment Management Services Agreement between RiverSource Investments and the Corporation (the “Management Agreement”), the Manager determines on behalf of the Corporation which securities will be purchased, held or sold. Effective June 15, 2009, the annual management fee rate charged by the Manager is 0.355% of the Corporation’s average daily net assets. Prior to June 15, 2009, the Manager received an annual fee equal to 0.40% of the Corporation’s average daily net assets. The management fee for the year ended December 31, 2009 was 0.39% of the Corporation’s average daily net assets. The reduction in the investment management services fee on June 15, 2009 is related to the elimination of the administrative portion of the management fee that effective June 15, 2009 is charged separately to the Corporation through an Administrative Services Agreement between the Corporation and Ameriprise Financial (the “Administrative Service Agreement”).

Under the Administrative Services Agreement, Ameriprise Financial provides, or compensates others to provide, administrative services, including accounting, treasury and other services to the Corporation for a fee at an annual rate equal to a percentage of the Corporation’s average daily net assets as follows:

Asset levels and breakpoints in applicable fees
		500,000,001-	1,000,000,001-	3,000,000,001-	12,000,000,001
	$0-500,000,000	1,000,000,000	3,000,000,000	12,000,000,000	or more
Tri-Continental Corporation	0.060%	0.055%	0.050%	0.040%	0.030%

For the period from June 15, 2009 through December 31, 2009, the fee paid to Ameriprise Financial was 0.04% of the Corporation’s average daily net assets. Prior to June 15, 2009, Ameriprise Financial administered certain aspects of the Corporation’s business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 15, 2009 are offset by a corresponding decrease in the investment management fee charged to the Corporation by RiverSource Investments and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Corporation’s prior administrative agent.

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The Management Agreement became effective on November 7, 2008 and will continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board or of the outstanding voting securities of the Corporation and by a vote of a majority of Corporation’s directors who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party). The Management Agreement may be terminated by either the Corporation or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Corporation. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Under the Management Agreement, the Corporation also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares, as necessary; consultants’ fees; compensation of Board members, officers and employees not employed by the Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to the Corporation’s participation in inverse floater structures; and expenses properly payable by the Corporation, approved by the Board.

A discussion regarding the basis for the Board’s approval of the Management Agreement is available in the Corporation’s Annual Report for 2008.

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Portfolio Managers. The portfolio managers responsible for the Corporation’s day-to-day management are:

Brian M. Condon, Portfolio Manager

•	Managed the Corporation since May 2010.

•	Joined the Manager in May 2010 as a result of Ameriprise Financial’s acquisition of Columbia Management Group, where he worked as an investment professional since 1999.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

•	Managed the Corporation since 2008.

•	Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.

•	Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

•	Began investment career as a consultant to asset managers in 1996; became a portfolio manager in 2002.

•	Ph.D., MIT.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Corporation.

Administration Services. Ameriprise Financial, Inc. serves as administrator to the Corporation and is located at 200 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial provides or compensates others to provide administrative services to the Corporation and the other funds in the RiverSource Family of Funds.

Board Services Corporation. The Corporation has an agreement with Board Services Corporation (“Board Services”) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds in the RiverSource Family of Funds, which includes the Corporation, for purposes of administering the payment of compensation to each in dependent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Transfer, Stockholder Service and Dividend Paying Agent. RiverSource Service Corporation is the Corporation’s transfer, stockholder service agent and dividend paying agent. RSC is located at 734 Ameriprise Financial Center, Minneapolis, MN 55474.

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Independent Registered Public Accounting Firm. Ernst & Young LLP is the Corporation’s independent registered public accounting firm. Their address is 220 S. 6th Street #1400, Minneapolis, MN 55402.

On March 11, 2009, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Corporation. Ernst & Young LLP began service as the Corporation’s independent registered public accounting firm effective March 18, 2009. Prior to March 11, 2009, the Corporation’s independent registered public accounting firm was Deloitte & Touche LLP.

The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. Ernst & Young LLP has served as the independent registered public accounting firm for the funds in the RiverSource Family of Funds since July 2007. In connection with the Corporation becoming part of the RiverSource Family of Funds, the Audit Committee and Board determined that it would be in the best interest of the Corporation if one independent registered public accounting firm were to perform audit and accounting services for all funds in the RiverSource Family of Funds, which includes the Corporation. Ernst & Young LLP was chosen due to the fact that the firm is familiar with RiverSource Investments and with the management and operations of the funds advised by RiverSource Investments.

The reports of Deloitte & Touche LLP on the Corporation’s financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Corporation’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding Ernst & Young LLP’s appointment, neither the Corporation nor anyone on behalf of the Corporation consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report was provided to the Corporation nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

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LEGAL PROCEEDINGS

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Corporation is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Corporation or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Corporation. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI.

Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Description of Capital Stock

(a) Dividend Rights: Holders of Common Stock (“Common Stockholders”) are entitled to receive dividends only if and to the extent declared by the Corporation’s Board and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $0.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $1,292.07 at February 26, 2010.

(b) Voting Rights: The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation’s fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.

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Consistent with the requirements of Maryland law, the Corporation’s charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company’s articles of incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company’s stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the charter of this Corporation which makes any class of the Corporation’s stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.

(c) Liquidation Rights: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the holders of Preferred Stock (“Preferred Stockholders”) of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

(d) Other Provisions: Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation’s Board (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three-year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of the Board while providing for the election of a portion of the Board each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

The Board may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation’s charter. Stockholder approval of such action is not required.

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Description of Warrants

The Corporation has issued and outstanding warrants (the “Warrants”). The Corporation’s charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.50 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 24.19 shares of Common Stock at $0.93 per share. There were 9,491 Warrants outstanding at February 26, 2010. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.

Computation of Net Asset Value

Net asset value of the Common Stock is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding.

Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

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When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Corporation is materially affected by events that occur after the close of a securities market but prior to the time as of which the Corporation’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Corporation has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Corporation uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Corporation’s securities may be listed on foreign exchanges that trade on weekends or other days when the Corporation does not price its shares. In that event, the NAV of the Corporation’s shares may change on days when shareholders will not be able to purchase or sell the Corporation’s shares.

Dividend Policy and Taxes

Distributions: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year by the Corporation. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. In addition, substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements.

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For stockholder accounts established after June 1, 2007 directly with the Corporation (which are serviced by the Service Agent), unless the Service Agent is otherwise instructed by you, distributions on the Common Stock are paid in book shares of Common Stock which are entered in your Corporation account as “book credits.” You may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Service Agent by the record date for a distribution. If you hold your shares of Common Stock through a financial intermediary (such as a broker), you should contact the financial intermediary to discuss your reinvestment and distribution options, as they may be different than as described above for accounts held directly with the Corporation. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to you in respect of distributions will be at a price equal to the lower of: (i) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of the Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date (without adjustment for the exercise of Warrants remaining outstanding). The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Distributions received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

Distributions described above are subject to applicable law and the Board’s right to suspend, modify or terminate the distribution policy described below in the event the Board determines that such action would be in the best interests of the Corporation. In addition, distributions will be made only when, as and if approved and declared and after paying dividends on the Preferred Stock and interest and required principal payments on borrowings, if any.

Pursuant to the Corporation’s earned distribution policy, the Corporation, subject to appropriate approval, intends to make quarterly distributions to Common Stockholders that are approximately equal to net investment income, less dividends payable on the Corporation’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income dividend of the calendar year. Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

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Taxes: The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on its investment company taxable income and net capital gains realized during the year, if any, which it distributes to stockholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to stockholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Corporation must meet to qualify for such treatment. The information set forth below relates solely to the U.S. Federal income taxes on dividends and distributions by the Corporation and assumes that the Corporation qualifies as a regulated investment company.

Dividends on Common Stock or Preferred Stock from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares. For taxable years beginning before January 1, 2011, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The amount of dividend income that may be designated as “qualified dividend income” by the Corporation will generally be limited to the aggregate of the eligible dividends received by the Corporation. In addition, the Corporation must meet certain holding period requirements with respect to the shares on which the Corporation received the eligible dividends, and the non-corporate U.S. stockholder must meet certain holding period requirements with respect to the Corporation’s shares.

If for any year the Corporation does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders. Such distributions will generally be taxable to the stockholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate stockholders.

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Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long you have held your shares. Individual stockholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Corporation’s capital gains from such assets held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Stockholders receiving distributions in the form of additional shares issued by the Corporation will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

At December 31, 2009, the Corporation had a capital loss carryforward for federal income purposes of $774,327,301, of which $217,818,494 expires in 2016 and $556,508,807 expires in 2017 and is available for offset against future taxable net gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Corporation will be able to utilize all of its capital loss carryforward before it expires.

Dividends declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by each stockholder in December, to the extent the Corporation has earnings and profits as defined in the Internal Revenue Code. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Distributions of Common Stock will be treated as if the stockholder received cash in amount equal to the fair market value of the distributed Common Stock on the date of such distribution. A stockholder will have a tax basis in the distributed shares of Common Stock equal to the fair market value of the Common Stock on the relevant distribution date and a stockholder’s holding period with respect to such Common Stock will begin the day following the distribution date for the Common Stock.

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Any gain or loss you realize upon a sale of Common Stock or Preferred Stock by a stockholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if you held your shares for one year or less. Capital gain of a non-corporate U.S. stockholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Corporation if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, you acquire (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enter into a contract or option to acquire, securities that are substantially identical to the shares of the Corporation.

The Corporation is subject to a 4% nondeductible excise tax on amounts required to be paid but not distributed under a prescribed formula. The formula requires payment to stockholders during a calendar year of distributions representing at least 98% of the Corporation’s ordinary income for the calendar year, at least 98% of its net capital gain income realized during the one-year period ending on October 31 during such year, and all ordinary income and net capital gain income for prior years that was not previously distributed. The Corporation intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income prior to the end of each calendar year to avoid liability for the excise tax, but there is no assurance that the Corporation will be able to do so.

The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. You are urged to consult your own tax advisor regarding specific questions as to federal, state or local taxes, including questions regarding the alternative minimum tax.

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The Corporation is required to withhold and remit to the U.S. Treasury Department a portion of taxable dividends and other reportable payments paid on your account if you provide the Corporation with either an incorrect Taxpayer Identification Number (this is your Social Security Number for individuals) or no number at all or you fail to certify that you are not subject to such withholding. You should be aware that, under regulations promulgated by the U.S. Treasury Department, the Corporation may be fined on an annual basis for each account for which a certified Taxpayer Identification Number or Social Security Number is not provided. The Corporation may charge you a service fee equal to such fine for accounts not having a certified Taxpayer Identification Number or Social Security Number, as applicable. Certificates will not be issued unless an account is certified.

Investment Plans and Other Services

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN

The Automatic Dividend Investment and Cash Purchase Plan is available for any Common Stockholder who wishes to purchase additional shares of the Corporation’s Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which stock is owned or with cash funds. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional shares of the Corporation’s Common Stock. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, you appoint the Corporation as your purchase agent to receive or invest such dividends and cash funds forwarded by you for your accounts in additional shares of the Corporation’s Common Stock (after deducting a service charge), as described under “Method of Purchase” below. Funds forwarded by you under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks (i.e., checks made payable to a party other than Tri-Continental Corporation) may not be used to purchase shares under this Plan. You should direct all correspondence concerning the Plan to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. At present, a service fee of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of February 26, 2010, 17,998 stockholders, owning approximately 28,584,377 shares of Common Stock, were using the Plan. You may choose one or more of the services under the Plan and you may change your choices (or terminate participation) at any time by notifying RSC in writing. The Plan may be amended or terminated by written notice to Planholders.

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AUTOMATIC CHECK SERVICE

The Automatic Check Service enables you, if you are an Automatic Dividend Investment and Cash Purchase Planholder, to authorize checks to be drawn on your regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for your account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

SHARE KEEPING SERVICE

You may send certificates for shares of the Corporation’s Common Stock to RSC to be placed in your account. Certificates should be sent to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041, in each case with a letter requesting that they be placed in your account. You should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When your certificates are received by the Service Agent, the shares will be entered in your Corporation account as “book credits” and shown on the Statement of Account received from the Service Agent. If you use the Share Keeping Service you should keep in mind that you may need a stock certificate for delivery to a broker if you wish to sell shares. A certificate will be issued and sent to you on your written or telephone request to the Service Agent, usually within two business days of the receipt of your request. You should consider the time it takes for a letter to arrive at the Service Agent and for a certificate to be delivered to you by mail before you choose to use this service. During such time the market price of the Common Stock may decline.

TAX-DEFERRED RETIREMENT PLANS

Shares of the Corporation may be purchased for:

—	Individual Retirement Accounts (IRAs) (available to current stockholders only);

—	Savings Incentive Match Plans for Employees (SIMPLE IRAs);

—	Simplified Employee Pension Plans (SEPs);

—	Section 401(k) Plans for corporations and their employees; and

—	Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as an ordinary taxable account.

For more information, write Retirement Plan Services, RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. You may also telephone toll-free by dialing (800) 221-2450 in the United States.

32p  TRI-CONTINENTAL CORPORATION — 2010 PROSPECTUS

METHOD OF PURCHASE

Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the “Issuance Date”), shares previously purchased by the Corporation are insufficient to satisfy Cash Purchase investments and on the last trading day immediately preceding the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (1) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (2) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. The Common Stock has historically been priced in the market at less than its net asset value per share.

TRI-CONTINENTAL CORPORATION — 2010 PROSPECTUS  33p

The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plans will be added to its general funds and will be available for investment. The Manager anticipates that investment of any proceeds, in accordance with the Corporation’s investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation’s objective and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments as well as affiliated money market funds.

If you are participating in the Automatic Dividend Investment and Cash Purchase Plan and your shares are held under the Plan in book credit form, you may terminate your participation in the Plan and receive a certificate for all or a part of your shares or have all or a part of your shares sold for you by the Corporation and retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. If you elect to have shares sold, you will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. This will not affect the date on which your instruction to sell shares is actually processed. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Signature Program. Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.

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SYSTEMATIC WITHDRAWAL PLAN

This Plan is available if you wish to receive fixed payments from your investment in the Common Stock in any amount at specified regular intervals. You may start a Systematic Withdrawal Plan if your shares of the Corporation’s Common Stock have a market value of $5,000 or more. Shares must be held in your account as book credits. The Service Agent will act for you, make payments to you in specified amounts on either the 1st or 15th day of each month, as designated by you, and maintain your account, except that with respect to Systematic Withdrawal Plans that are established to satisfy the Minimum Required Distribution on a retirement plan account, the Service Agent can only make payments to you on the 15th day of each month.

Payments under the Systematic Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar withdrawal plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commissions.

LIMITATIONS ON PURCHASES AND SALES UNDER PLANS

Purchases and sales of shares of the Corporation’s Common Stock through the foregoing plans (other than retirement plans) are limited to a total of 12,500 shares transacted per calendar quarter, subject to a maximum 40,000 shares per calendar year, per account (including any related accounts, e.g., those under the same social security number or tax identification number or otherwise under common control).

STOCKHOLDER INFORMATION

The Service Agent maintains books and records for all of the Plans, and confirms transactions to stockholders. To insure prompt delivery of checks, account statements and other information, you should notify the Service Agent immediately, in writing, of any address changes. If you close your account, it is important that you notify the Service Agent of any subsequent address changes to ensure that you receive a year-end statement and tax information for that year. You will be sent reports quarterly regarding the Corporation.

TRI-CONTINENTAL CORPORATION — 2010 PROSPECTUS  35p

General information about the Corporation may be requested by writing the Corporate Communications/ Investor Relations Department, Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 in the U.S. You may call (800) 221-2450 for information about your account held directly by the Corporation, or you can write to RiverSource Service Corporation, at c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. The Service Agent may be telephoned Monday through Friday (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Your call will be answered by a service representative.

24-hour automated telephone access is available by dialing (800) 221-2450, option 1 (within the United States) on a touchtone telephone, which provides instant access to price, account balance, most recent transaction and other information. In addition, you may request Account Statements and Form 1099-DIV.

Issuance of Shares in Connection with Acquisitions

The Corporation may issue shares of its Common Stock in exchange for the assets of another investment company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller’s assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation’s Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law.

Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

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TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Policies (See also “Investment Objective and Other Policies and Related Risks” in the Prospectus)	3
Directors and Officers	20
Management of the Corporation (See also “Management of the Corporation” in the Prospectus)	30
Portfolio Managers	30
Holdings of Preferred Stock, Common Stock and Warrants	32
Securities Transactions	33
Financial Statements	35
Information Regarding Pending and Settled Legal Proceedings	36
Custodian, Transfer, Stockholder Service and Dividend Paying Agent and Experts	37
Report of Independent Registered Public Accounting Firm on Financial Highlights — Senior Securities — $2.50 Cumulative Preferred Stock	38

TRI-CONTINENTAL CORPORATION — 2010 PROSPECTUS  37p

To: RiverSource Service Corporation c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041	AUTHORIZATION FORM
for
AUTOMATIC DIVIDEND
INVESTMENT
AND CASH PURCHASE PLAN
• AUTOMATIC DIVIDEND INVESTMENT
• AUTOMATIC INVESTMENT OF DISTRIBUTIONS
  FROM OTHER INVESTMENTS
• CASH PURCHASE PLAN
• AUTOMATIC CHECK SERVICE
Date
Gentlemen:

I own shares of Tri-Continental Corporation (the “Corporation”) common stock (the “Common Stock”) registered as shown below:

ACCOUNT REGISTRATION

Stockholder’s Name (print or type)	Stockholder’s Signature*

Co-Holder’s Name	Co-Holder’s Signature*

Address (street and number)	Taxpayer Identification Number

City State Zip Code	Stockholder Account Number, if known

*	If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.
Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint RiverSource Service Corporation (“Service Agent”) as my agent to act in accordance with my instructions herein.

Date                             Stockholder’s Signature

I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:
SERVICE(S) DESIRED
☐ Distribution Payment Options:
I wish to have my quarterly distributions paid as follows:
☐ Credited to my account in additional full and fractional shares.
☐ Credited 75% to my account in shares and 25% paid to me in cash.
☐ Credited 50% to my account in shares and 50% paid to me in cash.
☐ 100% paid to me in cash.
☐ Automatic Investment of Distributions from Other Investments
I intend to give orders for the payment of cash dividends from other investments (including, but not limited to distributions paid by other corporations or entities) to be invested in shares of Tri-Continental Corporation Common Stock for my account.

Note: Checks in payment of dividends from other entities should indicate your name and Tri-Continental Corporation account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041.
☐ Cash Purchases
I intend to send funds from time to time to be invested in shares of Tri-Continental Corporation Common Stock for my account.

Note: Your checks should indicate your name and Tri-Continental Corporation account number. Make all checks payable to Tri- Continental Corporation and mail to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041.
☐ Automatic Check Service
I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock
5/09

38p  TRI-CONTINENTAL CORPORATION — 2010 PROSPECTUS

AUTHORIZATION FORM for AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked “void”) to:	RiverSource Service Corporation c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Date
Gentlemen:

I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1. Stockholder Account Number (if known)

2. AUTOMATIC CHECK SERVICE
Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $   in shares of Tri-Continental Corporation Common Stock every:

☐ month	☐ 3 months

I have completed the “Bank Authorization to Honor Pre-Authorized Checks” which appears below and have enclosed one of my bank checks marked “void.” I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:
(Name of Bank)

(Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by RiverSource Service Corporation, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

Checking Account No

Name(s) of Depositor(s) — Please Print	Signature(s) of Depositor(s)—As carried by Bank

Address (Street)	City State Zip Code

5/09

TRI-CONTINENTAL CORPORATION — 2010 PROSPECTUS  39p

TERMS AND CONDITIONS

The Automatic Dividend Investment and Cash Purchase Plan provides holders of Tri-Continental Corporation (the “Corporation”) common stock (the “Common Stock”) with four ways to add to their investments: 1) with Corporation distributions, 2) with cash dividends from other investments 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service (each, a “Service”). A Planholder may use any or all of these services, subject to the following terms and conditions:

1. RiverSource Services Corporation (“Service Agent”) will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. The Corporation, as purchase agent, will purchase shares for Planholders except that Automatic Dividend Investment requirements are satisfied by newly issued shares. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to RiverSource Services Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041.

2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the other Plans for the purchase of Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

3. Shares will be issued under the Plan in accordance with the current Prospectus, as amended from time to time.

4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by written or telephone request to the Service Agent. The shares acquired will be held in each Planholder’s account as book credits.

5. Certificates held by a Planholder, or subsequently received, may be sent to the Service Agent for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder’s request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written or telephone request to the Service Agent to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

6. A service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

7. Applications for the Automatic Check Service are subject to acceptance by the Planholder’s bank and the Service Agent. The Service Agent will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder’s check and will arrange with the Planholder’s bank to start the Service in accordance with the Planholder’s instructions. A minimum of 30 days from the date of receipt of an application by the Service Agent is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder’s account by the Service Agent. If any check is dishonored or if the value of shares held by the Service Agent in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

If a Planholder’s check is not honored by the Planholder’s bank at any time, the Service Agent is authorized to sell exactly enough full and fractional shares from the Planholder’s account to equal the amount of the dishonored check.

8. A Planholder or the Service Agent may terminate a Plan account at any time upon notice in writing before the record date of a distribution by the Corporation. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder’s request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a distribution, the distribution payment will be made in cash.

9. In acting under this Plan, the Corporation and the Service Agent will be liable only for willful misfeasance or gross negligence.

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10. A Planholder may adopt or suspend one or more of the Services by sending a revised Authorization Form or notice in writing to the Service Agent. Any change relating to Automatic Dividend Investment will be effective for the distributions having a record date after the date that the change request is received by the Service Agent.

11. All additional shares registered in a Planholder’s name which are acquired under one or more of the Services or by other means will participate automatically in each of the Plan services elected.

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Funds in the RiverSource Family of Funds — which include funds offered under the RiverSource, RiverSource Partners, Threadneedle and Seligman brands — can be purchased from authorized financial intermediaries.

Additional information about the Corporation and its investments is available in the Corporation’s SAI, and annual and semiannual reports to shareholders. In the Corporation’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Corporation’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Corporation, contact the RiverSource Family of Funds or your financial intermediary. To make a shareholder inquiry, contact the financial intermediary through whom you purchased these funds.

RiverSource Family of Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 221-2450

RiverSource Family of Funds information available at:
riversource.com/prospectus (for RiverSource and Threadneedle funds)
seligman.com/fund/list (for Seligman funds) or tricontinental.com for Tri-Continental Corporation

Information about the Corporation, including the SAI, can be viewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-551-8090). Reports and other information about the Corporation are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-00266

TICKER SYMBOL: TY

SL-9912-99 A (5/10)

TRI-CONTINENTAL CORPORATION
(the “Corporation”)
Statement of Additional Information
May 1, 2010
734 Ameriprise Financial Center
Minneapolis, MN 55474
Toll-Free Telephone: (800) 221-2450
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the Corporation’s current Prospectus, dated May 1, 2010 (the “Prospectus”), and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing or calling the Corporation at the Corporation’s stockholder servicing agent, RiverSource Service Corporation (“RSC” or the “Service Agent”) at 734 Ameriprise Financial Center, Minneapolis, MN 55734 or call the telephone number above. The SAI, as well as the Corporation’s most recent Annual and Mid-Year Reports are also available at the Corporation’s website, www.tricontinental.com. The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI. Terms not otherwise defined herein shall have the meaning described in the Prospectus.
The financial statements and notes included in the Corporation’s Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you, without charge, when you request a copy of this SAI.
The RiverSource Family of Funds includes a comprehensive array of funds managed by RiverSource Investments, LLC (“RiverSource Investments”, the “Manager” or “investment manager”), including the RiverSource, Seligman and Threadneedle branded funds. The investment manager is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).
The Corporation is governed by a Board that meets regularly to review a wide variety of matters affecting the Corporation. Detailed information about governance of the Corporation, RiverSource Investments and other aspects of management of the Corporation can be found by referencing the Table of Contents.
A registration statement relating to these securities has been filed with the Securities and Exchange Commission (“SEC”).

ADDITIONAL INVESTMENT POLICIES
The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.
Fundamental Policies
The Corporation’s stated fundamental policies, which may not be changed without a vote of stockholders, are listed below. Within the limits of these fundamental policies, the Manager has reserved freedom of action. The Corporation:
(1)	may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

(2)	may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(3)	may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

(4)	may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

(5)	does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

(6)	may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation’s total assets;

(7)	may not purchase or sell commodities or commodity contracts; and

(8)	may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, so long as such loans do not exceed 10% of the value of total assets.
During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans.
Other Policies and Risks
Cash/Money Market Instruments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Corporation also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. These types of instruments generally offer low rates of return and subject the Corporation to certain costs and expenses.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.
Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.
The Corporation may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource Family of Funds and other institutional clients of RiverSource Investments.
Common Stock and its Risks. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. The price of common stocks will fluctuate and the Corporation could lose money on its investments in common stocks.
Convertible Securities and their Risks. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
Corporate Bonds and their Risks. Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” Investment by the Corporation in corporate bonds subjects the Corporation to issuer credit risk, interest rate risk, issuer risk, prepayment and extension risk, and reinvestment risk.
Debt Obligations and their Risks. Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines. In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade.
All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Corporation. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, the Corporation will attempt to use comparable ratings as standards for selecting investments.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: credit risk, interest rate risk, issuer risk, prepayment and extension risk, and reinvestment risk.
Depositary Receipts and their Risks. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.
Derivative Instruments and their Risks. Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.
Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.
The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.
When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.
One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.
Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.
Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.
Futures Contracts. The Corporation may utilize index futures contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.
Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.
Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.
The Corporation may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Corporation intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a registered investment company is exempt from the definition of a “commodity pool operator.” The Corporation, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the Corporation may invest in futures contracts without registering with the CFTC.

Options on Futures. The Corporation may utilize options on index futures (“options on futures”). Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.
One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.
Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.
Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.
Tax and Accounting Treatment. As permitted under federal income tax laws, the Corporation would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Corporation is using short futures contracts for hedging purposes, the Corporation may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Corporation would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.
The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.
Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Corporation’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.
Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.
When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.
Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.
Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: derivatives risk and liquidity risk.
Equity-Linked Securities and their Risks. The Corporation may invest in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS typically does not benefit from all appreciation in the Underlying Equity, but generally is exposed to downside market risk. The Corporation may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Corporation may also purchase ELSs in a privately negotiated transaction with the issuer of the ELSs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”). The Corporation may or may not hold an ELS until its maturity.
Investments in ELSs subject the Corporation to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Corporation wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Corporation to acquire the ELS.
The liquidity of an unlisted ELS is normally determined by the willingness of the issuer to make a market in the ELS. While the Corporation will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Corporation will be able to sell any ELS at such a price or at all. This may impair the Corporation’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Corporation would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Corporation bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Corporation will be unable to obtain the intended benefits of the ELS. Moreover, it may be may be difficult to obtain market quotations for purposes of valuing the Corporation’s ELSs and computing the Corporation’s net asset value.
Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.
Exchange-Traded Funds (ETFs) and their Risks. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a passive investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, stockholders bear both their proportionate share of the Corporation’s expenses and similar expenses incurred through ownership of the ETF.
The Corporation generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Corporation will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Corporation may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Corporation’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that ETFs will not be obligated to redeem shares held by the Corporation in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
There is a risk that ETFs in which the Corporation invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.
Foreign Securities and their Risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.
Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).
The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries as members of the EU may have an impact on the euro.
Foreign Currency and its Risks. The Corporation’s exposure to foreign currencies subjects the Corporation to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Corporation’s exposure to foreign currencies may reduce the returns of the Corporation. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.
Investments in foreign securities usually involve currencies of foreign countries. In addition, the Corporation may hold cash and cash equivalent investments in foreign currencies. As a result, the value of the Corporation’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Corporation may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Corporation’s net asset value (NAV) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.
Spot Rates and Derivative Instruments. The Corporation may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Corporation could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.
The Corporation may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes. The Corporation may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Corporation enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, the Corporation would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.
The Corporation may enter into forward contracts when management of the Corporation believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, the Corporation may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, the Corporation would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the Corporation’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.
The Corporation may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. The Corporation may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency. The Corporation may designate cash or securities in an amount equal to the value of the Corporation’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Corporation’s commitments on such contracts. At maturity of a forward contract, the Corporation may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency. If the Corporation engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.
Although the Corporation values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and stockholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.
Options on Foreign Currencies. The Corporation may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Corporation may buy put options on the foreign currency. If the value of the currency does decline, the Corporation would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.
Conversely, where a change in the dollar value of a currency would increase the cost of securities the Corporation plans to buy, or where the Corporation would benefit from increased exposure to the currency, the Corporation may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates. As in the case of other types of options, however, the benefit to the Corporation derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Corporation could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.
The Corporation may write options on foreign currencies for the same types of purposes. For example, when the Corporation anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.
Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, the Corporation could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the Corporation to hedge increased cost up to the amount of the premium.
As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Corporation would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the

Corporation also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.
All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Corporation holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.
Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Corporation to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
Foreign Currency Futures and Related Options. The Corporation may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Corporation may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.
Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Corporation’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Corporation against price decline if the issuer’s creditworthiness deteriorates. Because the value of the Corporation’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Corporation’s investments denominated in that currency over time.
The Corporation will hold securities or other options or futures positions whose values are expected to offset its obligations. The Corporation would not enter into an option or futures position that exposes the Corporation to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.
High-Yield Debt Securities (Junk Bonds) and their Risks. High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.
They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: credit risk, interest rate risk, and prepayment and extension risk.
Illiquid and Restricted Securities and their Risks. No more than 15% of the Corporation’s net assets will be held in securities and other instruments that are illiquid. Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent the Corporation invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Corporation to sell the investment promptly and at an acceptable price.
In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the Manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.
Initial Public Offerings (IPOs) and their Risks. Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.
IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Corporation determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of the Corporation during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Corporation is able to do so. In addition, as the Corporation increases in size, the impact of IPOs on the Corporation’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.
Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: small and mid- sized company risk.
Investment Companies and their Risks. Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses. Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include market risk.
Lending of Portfolio Securities and its Risks. To generate income, the Corporation may lend up to 10% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the Corporation pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.
Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash or direct obligations of the United States (collectively, “U.S. government securities”). For loans secured by cash, the Corporation retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Corporation. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.
Loans are subject to termination by the Corporation or a borrower at any time. The Corporation may choose to terminate a loan in order to vote in a proxy solicitation if the Corporation has knowledge of a material event to be voted on that would affect the Corporation’s investment in the loaned security.
Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if the Corporation’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Corporation may use and the Corporation may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of the Corporation’s investments of the cash collateral declines below the amount owed to a borrower, the Corporation may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify the Corporation from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: credit risk.
Leverage (Use of) and its Risks. Leverage occurs when the Corporation increases its assets available for investment by issuing preferred stock or using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the Corporation’s short sales effectively leverage the Corporation’s assets. The use of leverage may make any change in the Corporation’s net asset value (NAV) even greater and thus result in increased volatility of returns. The Corporation’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Corporation to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the Corporation’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Loan Participations and their Risks. Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: credit risk.
Mortgage- and Asset-Backed Securities and their Risks. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.
Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.
CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.
Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit cards or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.
Mortgage Dollar Rolls and their Risks. Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: credit risk and interest rate risk.
Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objective of the Corporation in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Corporation may also engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.
A change in the securities held by the Corporation is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Corporation. High portfolio turnover may involve correspondingly greater expenses to the Corporation, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Corporation, the higher the transaction costs borne by the Corporation generally will be. Transactions in the Corporation’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Corporation’s performance.
Preferred stock and its Risks. The Corporation may invest in preferred stock, which is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with investments in preferred stock include: issuer risk and market risk.
Repurchase Agreements and their Risks. Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.
Small and Mid-Sized Company Risk. The Corporation may invest in companies of any size. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.
Swap Agreements and their Risks. Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of the Corporation’s investments and its net asset value. Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. The Corporation will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Corporation will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Corporation may seek to minimize counterparty risk by requiring the counterparty to post collateral.
Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.
Interest Rate Swaps.Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.
Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Corporation may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Total Return Swaps.Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the Corporation or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Corporation may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.
Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. The Corporation may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, the Corporation could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, the Corporation may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Corporation. The Corporation may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Corporation generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Corporation is a buyer and no credit event occurs, the Corporation recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.
Credit default swap agreements can involve greater risks than if the Corporation had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Corporation will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Corporation’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Corporation). In connection with credit default swaps in which the Corporation is the buyer, the Corporation will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the Corporation’s exposure (any accrued but unpaid net amounts owed by the Corporation to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Corporation is the seller, the Corporation will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Corporation). Such segregation or “earmarking” will ensure that the Corporation has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the Corporation’s exposure to loss.
The use of swap agreements by the Corporation entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: credit risk, liquidity risk and market risk.
Tax Risk. As a regulated investment company, the Corporation must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Corporation currently intends to take positions in forward currency contracts with notional value up to the Corporation’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying incomes” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Corporation’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the Corporation might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Corporation’s Board of Directors may authorize a significant change in investment strategy or liquidation of the Corporation.
Warrants and their Risks. The Corporation may invest in warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities and Forward Commitments and their Risks. When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: credit risk.
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities and their Risks. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: credit risk and interest rate risk.
Other Risks.
Credit Risk. Credit risk is the risk that one or more fixed income securities in the Corporation’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the Corporation may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Corporation’s investments. To the extent the Corporation invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the Corporation purchases unrated securities, or if the rating of a security is reduced after purchase, the Corporation will depend on the Manager’s analysis of credit risk more heavily than usual.
Interest Rate Risk. The fixed income securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.
Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Corporation may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Corporation. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Corporation’s investments are locked in at a lower rate for a longer period of time.
Reinvestment Risk. The risk that the Corporation will not be able to reinvest income or principal at the same rate it currently is earning.
Portfolio Turnover
The Corporation’s portfolio turnover rates for the years ended December 31, 2009 and 2008 were 70% and 111.03%, respectively.
DIRECTORS AND OFFICERS
Board Members and Officers
Stockholders elect a Board that oversees the Corporation’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.
Information with respect to the members of the Board is shown below. Each Board member also serves as director/trustee of the other funds in the RiverSource Family of Funds. As of March 31, 2010, the RiverSource Family of Funds consisted of 132 funds. Under current Board policy, members may serve until the next regular stockholders’ meeting (the Corporation’s Board has three classes, with one class expiring each year), until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.
Independent Board Members

Position with
Corporation
	and Length of	Principal Occupation During Last	Other	Committee
Name, Address, Age	Time Served	Five Years	Directorships	Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since November 7, 2008	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since November 7, 2008	Chair, RiverSource Family of Funds, 1999-2006; former Governor of Minnesota	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 59	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the RiverSource Family of Funds	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since November 7, 2008	Attorney and Consultant	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Executive, Investment Review, Audit

Independent Board Members

Position with
Corporation
	and Length of	Principal Occupation During Last	Other	Committee
Name, Address, Age	Time Served	Five Years	Directorships	Memberships
Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; Hapoalim Securities USA, Inc.; other funds in the RiverSource Family of Funds	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 71	Board member and Chair of Board since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997.	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services); other funds in the RiverSource Family of Funds	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the RiverSource Family of Funds	Contracts, Distribution, Executive, Investment Review

Board Member Affiliated With RiverSource Investments*

Position with
Corporation
	and Length of	Principal Occupation During Last	Other	Committee
Name, Address, Age	Time Served	Five Years	Directorships	Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Board member and Vice President since November 7, 2008	President — U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. since 2005; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2001; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; and Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc., 2001-2005	Other funds in the RiverSource Family of Funds	None

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments and Ameriprise Financial.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Vice President, as of March 31, 2010, the other officers are:
Fund Officers

Position with
Corporation and
Length of
Name, Address, Age	Time Served*	Principal Occupation During Last Five Years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 44	President since November 7, 2008	Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC and Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004
Amy K. Johnson 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 44	Vice President since November 7, 2008	Chief Administrative Officer, RiverSource Investments, LLC since 2009; Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC, 2006-2009; Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Chief Counsel, RiverSource Fund Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Treasurer since June 11, 2009	Vice President — Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008

Fund Officers

Position with
Corporation and
Length of
Name, Address, Age	Time Served*	Principal Occupation During Last Five Years
Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 58	Chief Compliance Officer since 2004	Chief Compliance Officer, RiverSource Investments, LLC, Ameriprise Certificate Company and RiverSource Service Corporation since 2009; Chief Compliance Officer for each of the Seligman funds since 2004; Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer for each of the Seligman funds, 2008-2009; Managing Director, J. & W. Seligman & Co. Incorporated, and Vice-President for each of the Seligman funds, 2004-2008

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 46	Money Laundering Prevention Officer and Identity Theft Prevention Officer since November 7, 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.
Responsibilities of the Board with Respect to Management of the Corporation
The Board is chaired by an independent Director who has significant additional responsibilities compared to the other board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Corporation-related matters with the Corporation’s Chief Compliance Officer, counsel to the directors who are not “interested persons” of the Corporation as that term is defined in the 1940 Act (“Independent Directors”), and representatives of the Corporation’s service providers and overseeing Board Services Corporation. The Board initially approved the Corporation’s investment management services agreement (the “Management Agreement”) and other contracts with the Manager and its affiliates, and other service providers. The Management Agreement was also approved by Stockholders at a special meeting held on October 7, 2008. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually the Board evaluates the services received under the contracts by receiving reports covering investment performance, stockholder services, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees the Corporation’s risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.
The Board of Directors met 5 times during the year ended December 31, 2009.
Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors. The table above providing biographical and other information about each Director also includes their respective committee memberships. The duties of these committees are described below.
Mr. Lewis, as Chairman of the Board, acts as a point of contact between the Independent Directors and the Manager between Board meetings in respect of general matters.
Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by stockholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Corporation and other funds in the RiverSource Family of Funds and their shareholders on external matters. This committee met 5 times during the year ended December 31, 2009.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Corporation’s stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website www.tricontinental.com.
The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.
The Board believes that the Corporation is well-served by the Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included in the above table. Further, in considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND — 2010
Audit
		For Profit;	Non-Profit;						Committee;
		CIO/CFO;	Government;		Legal;			Distribution;	Financial
Name	Geographic	CEO/COO	CEO	Investment	Regulatory	Political	Academic	Marketing	Expert
Blatz	MN		X		X	X
Carlson	MN		X			X
Carlton	NY			X	X				X
Flynn	MA						X
Jones	MD				X				X
Laikind	NY	X		X				X	X
Lewis	MN		X				X
Maher	CT	X		X					X
Paglia	NY	X		X					X
Richie	MI	X			X
Taunton-Rigby	MA	X		X					X
With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors’ increased access to information regarding the investment manager, which is the Corporation’s most significant service provider.
Compliance Committee. Supports the Corporation’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Corporation’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation’s CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 5 times during the year ended December 31, 2009.
Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Corporation and advises the Board regarding actions taken on these contracts during the annual review process. This committee met 6 times during the year ended December 31, 2009.
Distribution Committee. Reviews and supports product development, marketing, sales activity and practices related to the Corporation, and will report to the Board as appropriate. This committee met 4 times during the year ended December 31, 2009.
Executive Committee. Acts for the Board between meetings of the Board. This committee met twice during the year ended December 31, 2009.
Investment Review Committee. Reviews and oversees the management of the Corporation’s assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 6 times during the year ended December 31, 2009.
Audit Committee. Oversees the accounting and financial reporting processes of the Corporation and internal controls over financial reporting. Oversees the quality and integrity of the Corporation’s financial statements and independent audits as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation’s independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of such firm. The committee oversees the Corporation’s risks by, among other things, meeting with the Corporation’s internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Corporation’s Disclosure Controls and Procedures. This committee operates pursuant to a written charter, a copy of which is available at the Corporation’s website, www.tricontinental.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. This committee met 6 times during the year ended December 31, 2009.
Procedures for Communications to the Board of Directors
The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.
Beneficial Ownership of Shares
As of December 31, 2009, the Directors beneficially owned shares in the Corporation and other investment companies in the RiverSource Family of Funds as follows:

Aggregate Dollar
Range of Shares
Owned by
Director/Trustee in
	Dollar Range of Corporation	the RiverSource
Name	Shares Owned By Director	Family of Funds(*)
INDEPENDENT BOARD MEMBERS
Kathleen Blatz	$1-$10,000	Over $100,000
Arne H. Carlson	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	$50,001-$100,000
Patricia M. Flynn	$10,001-$50,000	Over $100,000
Anne P. Jones	$1-$10,000	Over $100,000
Jeffrey Laikind	$1-$10,000	Over $100,000
Stephen R. Lewis, Jr.	$1-$10,000	Over $100,000
John F. Maher	$50,001-$100,000	Over $100,000
Catherine James Paglia	$1-$10,000	Over $100,000
Leroy C. Richie	Over $100,000	Over $100,000
Alison Taunton-Rigby	$1-$10,000	Over $100,000
AFFILIATE BOARD MEMBERS
William F. Truscott	$1-$10,000	Over $100,000

*	Total includes deferred compensation invested in share equivalents.
Compensation Table
Total Directors’ fees paid by the Corporation to the current independent Directors for the year ended December 31, 2009 were as follows:

Number of		Aggregate Direct
Independent Directors	Capacity in which Remuneration was Received	Remuneration
11	Directors and Members of Committees and Sub-Committees	$25,423
In addition, the attendance, retainer, committee and/or sub-committee fees paid to a Director from the Corporation and from all funds in the RiverSource Family of Funds (in their capacity as director/trustee of such funds) during the year ended December 31, 2009 was as follows:

		Pension or	Total compensation
	Aggregate	Retirement Benefits	from Corporation and
	Compensation	Accrued as Part of	RiverSource Family of
Name	from Corporation	Corporation Expenses	Funds Paid to Directors (1)
Kathleen Blatz	$2,123	-0-	$172,500
Arne H. Carlson (2)	2,183	-0-	177,500
Pamela G. Carlton	1,967	-0-	160,000
Patricia M. Flynn (2)	2,027	-0-	165,000
Anne P. Jones	2,122	-0-	172,500
Jeffrey Laikind	1,967	-0-	160,000
Stephen R. Lewis, Jr. (2)	4,890	-0-	400,000
John F. Maher (2)	1,907	-0-	155,000
Catherine James Paglia	2,183	-0-	177,500
Leroy C. Richie	2,027	-0-	165,000
Alison Taunton-Rigby	2,027	-0-	165,000

(1)	For the year ended December 31, 2009, there were 132 funds in the RiverSource Family of Funds, including the Corporation.

(2)	Ms. Carlton, Ms. Flynn, Mr. Lewis and Mr. Maher elected to defer a portion of the total compensation payable during the period in the amount of $64,000, $49,500, $60,000 and $155,000, respectively.
The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other fund complexes of comparable size. In determining the compensation paid to the Chairman, the Independent Directors take into account, among other things, the Chairman’s significant additional responsibilities

(e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the Independent Directors, and the Corporation’s service providers) which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a level between 2 and 3 times the level of compensation paid to other independent Board members.
The Independent Directors are paid an annual retainer of $125,000. Committee and subcommittee chairs each receive an additional annual retainer of $5,000. In addition, Independent Directors are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Directors are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $430,000. The fees payable to the Chairman as well as the other fees described above that are payable to the other Independent Directors are the aggregate director/trustee fees paid by all of the funds (other than any fund of funds) in the RiverSource Family of Funds, including the Corporation. These fees are accrued monthly based upon the relative net assets of these funds.
The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource Family of Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.
Code of Ethics
The funds in the RiverSource Family of Funds (which includes the Corporation), RiverSource Investments, and RiverSource Fund Distributors, Inc. (the distributor of the mutual funds in the RiverSource Family of Funds) have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.
A copy of the Code of Ethics is on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. A copy of the Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
Proxy Voting Policies
General Guidelines, Policies and Procedures
The funds in the RiverSource Family of Funds (which includes the Corporation) uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of Independent Directors, has determined policies and voted proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

General Guidelines
Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:
• The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.
• The Board supports annual election of all directors and proposals to eliminate classes of directors.
• In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.
• The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.
• Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.
Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.
Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.
Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.
Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.
Policies and Procedures
The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.
The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The Manager makes the recommendation in writing. The process requires that Board members who are independent from the Manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.
On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.
The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).
Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.
Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.
Investment in Affiliated Funds — Certain RiverSource funds may invest in shares of other RiverSource funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.
OBTAIN A PROXY VOTING RECORD
Each year the Corporation files its proxy voting records with the SEC and makes them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through tricontinental.com or searching the website of the SEC at www.sec.gov.

MANAGEMENT OF THE CORPORATION
The Manager
Under the Management Agreement previously approved by stockholders at a special meeting held on October 7, 2008, RiverSource Investments, subject to the policies set by the Board, provides investment management services to the Corporation.
RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the RiverSource Family of Funds, which includes the RiverSource, Threadneedle and Seligman funds, and is a wholly owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.
Ameriprise Financial serves as administrative services agent to the Corporation and provides or compensates others to provide certain services, including administrative, accounting, treasury, and other services to the Corporation and the other funds in the RiverSource Family of Funds. Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
The management fee paid to RiverSource Investments is equal to an annual rate of 0.355% of the Corporation’s average daily net assets. Ameriprise Financial charges the Corporation an administrative service fee for the services it provides to the Corporation, and such fees are as follows (as a percentage of the Corporation’s average daily net assets):

	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	$0 - 500,000,000	500,000,001 - 1,000,000,000	1,000,000,001 - 3,000,000,000	3,000,000,001 - 12,000,000,000	12,000,000,001 or more
Tri-Continental Corporation	0.060%	0.055%	0.050%	0.040%	0.030%
For the years ended December 31, 2009, 2008 and 2007, the management fee paid, which for 2008 and 2007 was calculated based on a formula that is no longer applicable, amounted to $3,255,497, $7,746,821 and $11,197,584, respectively, which was equivalent to an annual rate of 0.39%, 0.42% and 0.41%, respectively, of the average daily net assets of the Corporation.
PORTFOLIO MANAGERS
The following table sets forth certain additional information from that discussed in the Prospectus with respect to the portfolio managers of the Corporation. Unless noted otherwise, all information is provided as of December 31, 2009.
Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Corporation) and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the portfolio managers only those accounts that have an advisory fee based on the performance of the account. For the purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A

	Registered Investment	Other Pooled Investment
Portfolio Manager	Companies	Vehicles	Other Accounts
Brian M. Condon*	3 Registered Investment Companies with approximately $594 million in total assets under management.	8 Other Pooled Investment Vehicle with approximately $864 million in total assets under management.	40 Other Accounts with approximately $2.715 billion in total assets under management.

Gina K. Mourtzinou	9 Registered Investment Companies with approximately $8.1 billion in net assets under management.	0 Other Pooled Investment Vehicles.	4 Other Accounts with approximately $114.3 million in total assets under management.
Table B

	Registered Investment	Other Pooled Investment
Portfolio Manager	Companies	Vehicles	Other Accounts
Brian M. Condon*	0 Registered Investment Companies.	1 Other Pooled Investment Vehicles with $22 million in total assets under management.	0 Other Accounts.

Gina K. Mourtzinou	7 Registered Investment Companies with approximately $7.9 billion in total assets under management.	0 Other Pooled Investment Vehicles.	0 Other Accounts.

*	Became portfolio manager on May 1, 2010. Mr. Condon’s information in Tables A and B is as of March 31, 2010.
Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio manager’s management of the Corporation’s investments and investments in other accounts.
Compensation:
Mr. Condon’s compensation is typically paid in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. The bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of funds and other accounts managed by the portfolio manager relative to the S&P 500 Index and Lipper S&P 500 Index Objective Funds Classification, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.
Ms. Mourtzinou’s compensation is as follows: portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Corporation, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.
Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the Manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.
RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.
Conflicts of Interest:
RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Corporation and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.
RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
Securities Ownership. As of December 31, 2009, neither Mr. Condon nor Ms. Mourtzinou owned shares of the Corporation.
HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS
As of March 31, 2010, holders of record of the Corporation’s Preferred Stock totaled 275; holders of record of Common Stock totaled 24,047; and holders of record of Warrants totaled 87.
Control Persons
As of March 31, 2010, there was no person or persons who controlled the Corporation, either through a significant ownership of shares or any other means of control.

Principal Holders
As of March 31, 2010 (unless otherwise noted), the principal holders owned of record 5% or more of the outstanding equity securities of the Corporation as follows:

		Percentage
		of
Name and Address	Security	Shares Held
Cede & Co., Depository Trust/Central Delivery, 55 Water Street, New York, NY 10041	Common Stock	37.65%

Tri-Continental Corp. Investment Plan Account, Minneapolis, MN	Common Stock	24.88%

Cede & Co., Depository Trust/Central Delivery, 55 Water Street, New York, NY 10041	Preferred	88.04%

Cede & Co., Depository Trust/Central Delivery, 55 Water Street, New York, NY 10041	Warrants	66.76%

Treasurer State of Illinois Unclaimed Property Division, PO Box 19495, Springfield, IL 62794	Warrants	8.05%
Management Ownership
As of March 31, 2010, the Directors and officers of the Corporation, as a group, owned less than 1% of the Corporation’s Common Stock. As of the same date, the Directors or officers of the Corporation did not own any of the Corporation’s Preferred Stock or Warrants.
SECURITIES TRANSACTIONS
Subject to policies set by the Board, as well as the terms of the Management Agreement, the investment manager is authorized to determine, consistent with the Corporation’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.
The Corporation, investment manager and RiverSource Fund Distributors, Inc. (the distributor of the mutual funds in the RiverSource Family of Funds) each has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Corporation.
The Corporation’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.
Broker-Dealer Selection
In selecting broker-dealers to execute transactions, the investment manager will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.
The Board has adopted a policy prohibiting the investment manager from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.
On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the Corporation, the investment manager may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.
The receipt of research and brokerage products and services is used by the investment manager to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds in the RiverSource Family of Funds, which includes the Corporation, even though it is not possible to relate the benefits to any particular account or fund.
On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).
As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.
The investment manager may use step-out transactions. A “step-out” is an arrangement in which the investment manager executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager may receive research products and services in connection with step-out transactions.
Use of fund commissions may create potential conflicts of interest between the investment manager and the Corporation.
However, the investment manager has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.
Trade Aggregation and Allocation
Generally, orders are processed and executed in the order received. When the Corporation buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the Corporation. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the Corporation.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.
The investment manager has portfolio management teams in its Minneapolis, Los Angeles and New York offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including the Corporation to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis, Los Angeles and New York, it operates in this structure subject to its duty to seek best execution.
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager
Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the Corporation will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Corporation and (ii) the affiliate charges the Corporation commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Management Agreement.
Commissions
Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the years ended December 31, 2009, 2008 and 2007 were $877,230, $4,245,043, and $8,159,908 respectively. Commissions decreased in 2009 as compared with 2008 and 2007 as a result of, among other factors, decreases in portfolio turnover.
Regular Broker-Dealers
During the year ended December 31, 2009, the Corporation acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. At December 31, 2009, the Corporation held securities of Citigroup Inc., with an aggregate value of $8,663,571; Franklin Resources, with an aggregate value of $3,012, 589; Goldman Sachs Group, with an aggregate value of $27,104,054; JPMorgan Chase & Co., with an aggregate value of $5,112,409; Lehman Brothers Holdings, with an aggregate value of $4,334,667; Morgan Stanley, with an aggregate value of $13,853,274; and PNC Financial Services Group, with an aggregate value of $8,353,384.
FINANCIAL STATEMENTS
The Corporation’s financial statements for the year ended December 31, 2009 are incorporated into this SAI by reference to the 2009 Annual Report to Stockholders of the Corporation, filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 2009 Annual Report contains schedules of the Corporation’s portfolio investments as of December 31, 2009 and certain other financial information as of this date. The Corporation will furnish, without charge, a copy of such Annual Report, which includes the Report of Independent Registered Public Accounting Firm, to any person who requests a copy of the SAI.
The financial information of the Corporation included in the Prospectus under the caption “Financial Highlights” and the financial statements that are incorporated by reference in this SAI for the year-ended December 31, 2009 have been so included or incorporated by reference in reliance on the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, given upon their authority as experts in auditing and accounting. The financial statements for periods ended on or before December 31, 2008 were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm.
INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (“Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.
On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (“Seligman”). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.
In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will pay $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.
In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
CUSTODIAN, TRANSFER, STOCKHOLDER SERVICE AND DIVIDEND PAYING AGENT AND EXPERTS
Custodian. JPMorgan Chase, N.A., serves as custodian for the Corporation’s portfolio securities and is located at 1 Chase Manhattan Plaza, New York, NY 10005. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.
Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds in the RiverSource Family of Funds, including the Corporation. These services include administrative, accounting, treasury, and other services.
Board Services Corporation. The Corporation has an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds in the RiverSource Family of Funds, which includes the Corporation, for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.
Transfer, Stockholder Service and Dividend Paying Agent. RiverSource Service Corporation serves as the Corporation’s transfer, stockholder service and dividend paying agent. RSC, located at 734 Ameriprise Financial Center, Minneapolis, MN 55474, performs certain recordkeeping functions for the Corporation, maintains the records of stockholder accounts and furnishes dividend paying, and related services.
Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 S. 6th Street #1400, Minneapolis, MN 55402, serves as the Independent Registered Public Accounting Firm for the Corporation and in such capacity audits the Corporation’s annual financial statements and financial highlights. The financial statements for periods ended on or before December 31, 2008 were audited by Deloitte & Touche LLP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Tri-Continental Corporation:
We have audited the financial statements of Tri-Continental Corporation (the Fund) as of December 31, 2009 and for the year then ended, and have issued our report thereon dated February 22, 2010 (incorporated by reference in this Registration Statement). Our audit also included the financial statement schedule listed under the caption “Senior Securities-$2.50 Cumulative Preferred Stock” on page 10 of the Prospectus, which forms a part of the Fund’s Registration Statement. The Senior Securities — $2.50 Cumulative Preferred Stock schedule for each of the years presented through December 31, 2008 was audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on the schedule. This schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit.
In our opinion, the Senior Securities — $2.50 Cumulative Preferred Stock schedule for the year ended December 31, 2009, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.
/s/ Ernst & Young LLP
Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010